UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2013

ASSOCIATED ESTATES REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 1-12486

Ohio	34-1747603
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

1 AEC PARKWAY, RICHMOND HEIGHTS, OHIO  44143-1550
(Address of principal executive offices)

(216) 261-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  Entry Into a Material Definitive Agreement
As previously disclosed, Associated Estates Realty Corporation (the “Company”) has had an ongoing at-the-market ("ATM") offering of its common stock.  Under the requirements of the Securities and Exchange Commission, issuers are required to file new registration statements for ongoing offerings every three years.  On April 12, 2013, the Company filed a new shelf registration statement on Form S-3 (File No. 333-187885) (the “Registration Statement”) covering its debt securities, preferred shares, depositary shares, common shares and common share warrants that may be offered, from time to time, and a prospectus supplement covering the sale of the unsold common shares, without par value (the "Shares"), from its previously registered $75.0 million in aggregate offering price ATM program.  The prospectus supplement under the new Registration Statement covers the remaining $75.0 million aggregate offering price as no shares were sold under the previous prospectus supplement.
In connection with the new Registration Statement, the Company entered into separate replacement Equity Distribution Agreements (each an “Equity Distribution Agreement” and, collectively, the “Equity Distribution Agreements”) with each of Barclays Capital Inc., Citigroup Global Markets Inc., Jefferies LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Raymond James & Associates, Inc. (each, a “sales agent” and, collectively, the “sales agents”) pursuant to which the Company may sell, from time to time, up to $75.0 million in aggregate offering price of the Shares through the ATM program. The sales, if any, of the Shares will be made by means of ordinary brokers' transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. The Company will pay each sales agent an aggregate fee that will not exceed, but may be lower than, 2.0% of the gross sales price of the Shares sold through it as agent under the applicable Equity Distribution Agreement.
The Equity Distribution Agreements are filed as Exhibits to this Current Report on Form 8-K, and the description of the Equity Distribution Agreements in this Item 1.01 is qualified in its entirety by reference to such Exhibits, which are incorporated herein by reference.

ITEM 9.01  Financial Statements and Exhibits

(c) Exhibits	Description

1.1	Equity Distribution Agreement between Associated Estates Realty Corporation and Barclays Capital Inc.

1.2	Equity Distribution Agreement between Associated Estates Realty Corporation and Citigroup Global Markets Inc.

1.3	Equity Distribution Agreement between Associated Estates Realty Corporation and Jefferies LLC.

1.4	Equity Distribution Agreement between Associated Estates Realty Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

1.5	Equity Distribution Agreement between Associated Estates Realty Corporation and Raymond James & Associates, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED ESTATES REALTY CORPORATION

April 12, 2013	/s/ Lou Fatica
Lou Fatica, Vice President
Chief Financial Officer and Treasurer